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                                                                   EXHIBIT 23.2




                               ATKINSON & CO. Ltd.
                    Certified Public Accountants, Consultants



                          INDEPENDENT AUDITOR'S CONSENT




We consent to the incorporation by reference in the Registration Statement of Unico, Inc. on Form S-8 of our report dated May 14, 1998, on the consolidated financial statements of Unico, Inc. included in the Annual Report on Form 10-K of Unico, Inc. for the fiscal year ended February 28, 1998.



                                                  /s/ ATKINSON & CO. LTD.
                                                      -------------------------
                                                      Atkinson & Co. Ltd.


Albuquerque, New Mexico
August 31, 1998